Exhibit 99.2 Second Quarter 2018 July 25, 2018

Safe Harbor Statements and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2018 non-GAAP outlook, including revenue, operating profit, margin rate, earnings per share and adjusted EBITDA; future tax rates and payments; 2019 adjusted EBITDA target; 2018 and 2019 outlook for specific businesses; closing of the Rodoban and Dunbar acquisitions; 2018 and 2019 cash flow; expected impact of currency translation; net debt and leverage outlook and future investment in and results of acquisitions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee, environmental and other liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2017, and in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Second Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. | 2

Second Quarter 2018 Non-GAAP Results (Non-GAAP, $ Millions, except EPS) Revenue +8% Op Profit +25% Adj. EBITDA +25% EPS +12% Organic +8% Organic +38% Excess net interest cost Acq +5% Acq +14% and tax impact 9% or FX (4%) FX (26%) $(0.06) per share $0.74 $824 $118 $0.66 $760 $76 $717 $95 $61 14.4% Margin 9.2% $72 Margin 12.5% $0.40 Margin $40 8.0% Margin 10.0% Margin 5.6% Margin 2016 2017 2018 2016 2017 2018 2016 2017 2018 2016 2017 2018 Note: See detailed reconciliations of non-GAAP to GAAP results included in the second quarter Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. See | 3 detailed reconciliations of non-GAAP to GAAP 2016 results in the Appendix.

North America: Strong Margin Growth ($ Millions) Revenue +4% Op Profit +55% 2Q Highlights Organic +5% Organic +60% • Profits in both U.S. and Mexico up more Acq - Acq - than 50% FX (1%) FX (4%) • 8.1% margin, up 270 bps • Continued improvement expected $324 $311 $26 8.1% Margin8.1% Margin $17 5.45.4%% Margin 2017 2018 2017 2018 | 4

South America: Strong Revenue and Margin Growth ($ Millions) Revenue +14% Op Profit +27% 2Q Highlights Organic +20% Organic +43% • Strong organic growth throughout region Acq +15% Acq +19% more than offset FX impact FX (21%) FX (36%) • Underlying operations performing well, including acquisitions $233 8.8% • 19.8% operating profit margin, up 200 bps $205 Margin • Rodoban closing delayed, still expected in $46 2018 7.4% Margin 19.8% $36 Margin 17.8% Margin 2017 2018 2017 2018 | 5

ROW: Growth Offset by Pricing Pressure in France ($ Millions) Revenue +9% Op Profit +3% 2Q Highlights Organic +1% Organic (6%) • Continued price and volume pressure in Acq +2% Acq +6% France partially offset by growth in other FX +6% FX +3% countries • France: 2018 improvement delayed, expect 2019 profit growth from Temis $267 synergies, cost reductions and higher $244 margins $26 $25 9.8% 10.4% Margin Margin 2017 2018 2017 2018 | 6

2018 Non-GAAP Guidance (Non-GAAP, $ Millions, except EPS) Revenue Op Profit Adj. EBITDA EPS Total +5% Organic +7% +21% - 28% +15% - 20% +11% - 17% Acq/Disp +2% FX (4%) $3,350 $490 - $510 $3,193 ~14.9%1 $425 $340 - $360 Margin $3.35 - $3.55 1 ~10.4% 13.3% $3.03 $281 Margin Margin 8.8% Margin 2017 2018 2017 2018 2017 2018 2017 2018 Note: See detailed reconciliations of non-GAAP to GAAP results included in the second quarter Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. | 7 1. Margin percentage calculated based on middle of range provided.

Three-Year Strategic Plan - Strategy 1.0 + 1.5 Organic Growth + Acquisitions 2019 Adjusted EBITDA Target $685 Million* – 3-yr CAGR ~26% Strategy 1.5 • Focus on “core-core” & “core-adjacent” Acquisitions 13.3% • Capture synergies & improveMargin density 2019 EBITDA Target: $150M* • ~$1.05B expected 2017-2018 investment…$115M in 2019 (Acquisitions announced/closed to date) Strategy 1.0 • Close the Gap Core Organic Growth • Accelerate Profitable Growth 2019 EBITDA Target: $535M* • Introduce Differentiated Services 2017 2018 2019 Organic Growth + Acquisitions = Increased Value for Shareholders Note: See detailed reconciliations of non-GAAP to GAAP results included in the appendix. | 8 * As of 5/31/2018

Dunbar Acquisition Drives Accretive Growth Update Expected Benefits • Expect to close before year-end • Core – Core accretive acquisition at 6.5x – 7.0x post synergy Adjusted EBITDA multiple • Developing action plans, refining synergy • “Excess” cash fully deployed at attractive estimates returns • Designing integration plan to minimize • Financed at attractive long-term rates customer disruption and maximize efficiencies • Substantial tax rate improvement • No U.S. cash taxes for 6 plus years 9

Strategy 1.0 + 1.5 = Core Organic Growth + Acquisitions (Non-GAAP, $ Millions) 2019 Adjusted EBITDA Target = $685 Million (as of 5/31/2018) EBITDA 11.8% ~15% ~16% Margin OP 7.4% 3.7% 2% 0.4% (2.5%) ~11% ~12% Margin ~ $150 ~$685 Adjusted EBITDA ~$535 ~$510 Op Profit ~ $390 $342 Adjusted EBITDA $216 Op Profit 2016 Actual North South Rest of Contingency 2019 Target Completed & 2019 Target America America World Organic Announced w/ Acquisitions1 Acquisitions1 (as of 5/31/2018) Note: See detailed reconciliations of 2016 and Outlook of non-GAAP to GAAP results included in the appendix. | 10 1. Includes completed and announced acquisitions and partial achievement of synergies through 2019

Financial Update

Q2-18 Revenue Up 8%, Operating Profit Up 25% (Non-GAAP, $ Millions) Revenue Op Profit Constant Constant Currency Currency $36 $855 ( $31 ) $60 $824 $760 $8 $92 ( $16 ) $23 $76 $61 • 9.2% • Margin • 8.0% • Margin 2017 Organic Acq / Disp* 2018 FX 2018 2017 Organic Acq / Disp* 2018 FX 2018 Revenue Revenue Revenue Op Profit Op Profit Op Profit Before FX Before FX % Change 8% 5% 13% (4%) 8% % Change 38% 14% 52% (26%) 25% Note: Amounts may not add due to rounding. Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. | 12 *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses.

Q2-18 Adjusted EBITDA = $118 Million (Non-GAAP, $ Millions) 2Q 2018 EPS: $0.74 2Q 2017 EPS: $0.66 $6 $118 $39 $76 ( $12 ) $35 ( $24 ) ( $2 ) $39 Op Profit Net Interest Taxes Non-controlling Income from D&A Interest Exp Share-based Adjusted Interest Continuing Ops & Taxes Compensation EBITDA vs $15 ($6) ($5) - $5 $2 $15 $2 $23 2017 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. | 13 Amounts may not add due to rounding.

Currency Impact is Translational, Not Transactional (LC per 1 US$, except Euro) Exchange Rates Highlights December 31, 2017 July 23, 2018 Transactional Currency Impact • Almost all revenue and expenses transacted in local currency • Local currency organic growth and margin 18.9 3.31 1.26 1.20 19.7 expansion initiatives not affected by currency 1.32 1.17 3.78 Translation – Expected Currency Impact • Argentina devaluation partially offset by inflation-driven pricing and organic growth • Organic improvement in other countries also helps offset Argentina currency Brazil Canada France Mexico Real Dollar Euro Peso % Devaluation 12% 5% 3% (4%) 14

Argentina Revenue and OP 2013-2018 by Quarter (excludes Maco)


Devaluation
(19%)
(2%)
(27%)
(12%)
(8%)
(30%)
USD Revenue
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18
Devaluation
Recovery

- Local currency growth has exceeded inflation over time due to price, ad valorem and volume
  - Union-negotiated salary increases drive pricing
  - Ad-valorem revenue driven by higher volumes and value transported or processed
- Strong operating leverage on price increases

Devaluation historically covered by price and ad valorem increases over time

15

2018 Operating Profit Outlook Revised to Reflect FX Impact

Excluding FX, on track to exceed prior guidance

(Non-GAAP, $ Millions)



Constant Currency Prior Guidance
Constant Currency Revised Guidance
Revised Guidance
$281
$103-$123
$384-$404
($19) FX
$365-$385 Prior Guidance
$20
($5)
$399-$419
($59)
($40)
$340-$360
2017 Actual
Organic & Acq/Disp
Prior Guidance 4/25/2018
Additional Organic
Rodoban Acquisition Delay
Current Guidance 7/25/2018 Constant Currency
FX
Current Guidance 7/25/2018

vs. 2017 %	~40%	~40%	7%	(2%)	~45%	(21%)	~25%

Note: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the second quarter Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.

16

Strong Free Cash Flow Expected

Free cash flow includes completed & announced acquisitions, except Dunbar

(Non-GAAP, $ Millions)

	Actual 2017	Target 2018	Target 2019	
Adjusted EBITDA	$425	~$500	~$625*	Projected Adjusted EBITDA growth
Working Capital & Other	(86)	~(10)	~(15)	Working capital improvement, restructuring
Cash Taxes	(84)	~(75)	~(75)	No cash taxes projected in U.S. for at least six years
Cash Interest	(27)	~(60)	~(65)	Impact of debt restructuring
Non-GAAP Cash from Operating Activities	229	~355	~470	
Capital Expenditures excl. CompuSafes	(185)	~(200)	~(200)	Investment above historic levels to support strategic initiatives
CompuSafes	(38)	(25)	(25)	
Exclude Capital Leases	52	55	55	U.S. fleet investment primarily under capital leases
Non-GAAP Cash Capital Expenditures	~(170)	~(170)	~(170)	
Non-GAAP Free Cash Flow before dividends	58	~185	~300	
EBITDA – Non-GAAP Cash CapEx	255	~330	~455	

Amounts may not add due to rounding.

Note: Non-GAAP Free Cash Flow excludes the impact of Venezuela operations. See detailed reconciliations of cash flows in the appendix.

* As of 5/31/2018

17

Net Debt and Leverage (Non-GAAP, $ Millions) Assumes $685 in acquisitions in 2018 and $115 in 2019 Net Debt Adjusted EBITDA and Financial Leverage Significant capacity for acquisitions Leverage Ratio per financial covenants1 0.7 1.4 ~1.3 ~2.0 ~1.5 ~ $1,200 Bank defined EBITDA ~$465 ~$615 ~$750 ~ $1,100 $612 ~$685* $247 ~$500 $425 $425 $342 Dec 2016 Dec 2017 Pro-forma Pro-forma 2016 2017 Pro-forma Pro-forma Pro-forma 2 2018 3 20193 2017 2018 3 2019 3 1. Net Debt divided by Adjusted EBITDA 2. Additional pro-forma impact (TTM) based on post-closing synergies of closed acquisitions. 3. As of 5/31/2018 forecasted utilization based on business plan through 2019 including $685 million of acquisitions in 2018 and $115 million in 2019. Includes additional pro-forma Adjusted EBITDA and cash flow impact based on post-closing synergies of closed, announced and potential acquisitions. | 18 Note: See detailed reconciliations of non-GAAP to GAAP results in the appendix *As of 5/31/18

Continued Improvement Expected in 2018 and 2019 (Non-GAAP, $ Millions) Operating Profit & Adj. EBITDA 2018 Non-GAAP Outlook • Revenue ~3.3 billion (7% organic growth) ~16% ~14.9% • Operating Profit $340 - $360 million; margin 10.1% - 10.7% 13.3% ~12% • Adjusted EBITDA $490 to $510 million; margin Adj. EBITDA 11.8% ~14.9% 10.1% - 10.7% Margin ~$685* • EPS $3.35 - $3.55 8.8% ~ $175 Op Profit 7.4% $490-$510 Margin $425 2019 Preliminary Target ~ $150 Adj. $342 • Adjusted EBITDA ~$685 million* EBITDA $144 • 100% increase over three-year Strategic Plan $126 D&A/Other ~ $510 period $340- $360 $281 Op Profit $216 2016 2017 2018 Outlook 2019 Target Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. | 19 *As of 5/31/2018

Appendix

CapEx Expected to Return to ~4% of Revenue in 2020 (Non-GAAP, $ Millions) Capital expenditures 2015-20201 Higher 2017-19 CapEx reflects investment in strategic initiatives CapEx related to Dunbar acquisition not included ~$200 ~$200 $185 $185 High High Return Return High Growth Growth Return CapEx CapEx Growth CapEx $124 ~4% of Revenue $106 Facility Equipment / Other IT Armored Vehicles 2015 Actual 2016 Actual 2017 Actual 2017 Actual 2018 Target 2019 Target 2020 Target % Revenue 3.5% 4.2% 5.8% 5.8% ~6% 2 ~5.5% 2 ~4% 2 D&A1 $118 $112 $119 $119 Reinvestment Ratio 0.9 1.1 1.6 1.6 1. Excludes CompuSafe® | 21 2. Excludes potential acquisitions (through year-end 2019).

Non-GAAP Income Tax Evolution 2018 Outlook Dunbar Acquisition Statutory Tax Rate1 • U.S. had no statutory • Increases U.S. statutory Argentina2 35% income for years income Brazil 34% - Paid no U.S. Federal tax • Utilizes FTCs Chile 27% - No Foreign Tax Credit (FTC) utilization Colombia 37% • Utilizes components of France 34% $173M U.S. DTA Israel2 36% • U.S. Tax Reform Mexico 30% - Rate 35% to 21% no help • IRC 338(h)(10) election U.S. N/A - Other provisions hurt • Incorporates U.S. 21% rate Weighted average 32% • Initiatives in ETR - M&A impact Tax Law and Related - FTC & withholding taxes Future ETR Target 31%-33% Acquisition Changes 2% - Global capital structure Near-Term Cash Rate Target <25% - Mexico expense deduct Withholding taxes, etc. 3% - Pending tax laws 2018 ETR 37% 2018 Cash Tax Rate 27% No U.S. Federal cash tax payments expected for at least 6 years 1. Top 7 in alphabetical order; U.S. has no statutory earnings | 22 2. Including dividend withholding taxes

Argentina Highly Inflationary – Accounting Effective Q3-18 3-Year Cumulative Inflation Determined to be >100% GAAP Non-GAAP • U.S. dollar becomes functional currency • Argentine peso remains the functional currency • Devaluation historically flows through equity • No significant impact versus historical reporting • Impact of currency rates on changes in monetary asset and liability balances • Reported in the same manner as other recorded in earnings country results • Nonmonetary asset and liability balances are not adjusted for changes in currency rates o Primarily impacts depreciation and amortization of long-lived assets No Significant Impact on Non-GAAP Results 23

Venezuela Deconsolidation • Brink’s Venezuela had been an integral part of Brink’s and a well-run business for many years. • In 2013, Brink’s Venezuela had revenue of $447 million, operating profit of $84 million and ~5,000 employees. • Economic turmoil in the first quarter of 2015 caused many U.S. companies to leave Venezuela. Brink’s remained, but removed Venezuela from Non-GAAP results • Since the first quarter of 2015, Venezuela has experienced additional significant inflation and currency devaluation. • In the second quarter of 2018, we concluded that we could no longer meet the U.S. GAAP criteria for “control”, and we deconsolidated Venezuela from our GAAP results. • No impact on Non-GAAP earnings…GAAP 2Q charge of $127 million ($2.47 per share) • Our Venezuelan management team continues to work diligently to support and protect our employees and customers • In the future, if economic conditions in Venezuela improve, and we can meet the U.S. GAAP criteria for “control”, we would reconsolidate the business. | 24

1H-18 Revenue and Operating Profit (Non-GAAP, $ Millions) Revenue Op Profit Constant Constant Currency Currency $87 $1,691 ( $14 ) $1,677 $104 $1,500 $17 $168 ( $20 ) $36 $148 8.8% $114 Margin 7.6% Margin 2017 Organic Acq / Disp* 2018 FX 2018 2017 Organic Acq / Disp* 2018 FX 2018 Revenue Revenue Revenue Op Profit Op Profit Op Profit Before FX Before FX % Change 7% 6% 13% (1%) 12% % Change 31% 15% 47% (17%) 29% Note: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the second quarter Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 25 *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. |

2016 Non-GAAP Results Reconciled to GAAP (1 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2016 Q2 Full Year Revenues: GAAP $ 739.5 3,020.6 Venezuela operations(a) (21.5) (109.4) Acquisitions and dispositions(a) (1.5) (2.8) Non-GAAP $ 716.5 2,908.4 Operating profit (loss): GAAP $ 32.2 184.5 Venezuela operations(a) (1.6) (18.5) Reorganization and Restructuring(a) 2.1 30.3 Acquisitions and dispositions(a) 7.4 19.5 Non-GAAP $ 40.1 215.8 Interest expense: GAAP $ (4.9) (20.4) Venezuela operations(a) - 0.1 Non-GAAP $ (4.9) (20.3) Taxes: GAAP $ 14.5 78.5 Retirement plans(c) 2.9 11.3 Venezuela operations(a) (4.7) (14.1) Reorganization and Restructuring(a) 0.6 7.4 Acquisitions and dispositions(a) 0.9 1.8 Deferred tax valuation allowance(b) - (14.7) Income tax rate adjustment(f) (1.5) - Non-GAAP $ 12.7 70.2 Amounts may not add due to rounding. | 26 See [slide 25] for footnote explanations.

2016 Non-GAAP Results Reconciled to GAAP (2 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2016 Q2 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP $ 0.3 36.2 Retirement plans(c) 5.2 20.2 Venezuela operations(a) 5.0 2.6 Reorganization and Restructuring(a) 1.5 23.7 Acquisitions and dispositions(a) 6.5 18.2 Deferred tax valuation allowance(b) - 14.7 Income tax rate adjustment(f) 1.8 - Non-GAAP $ 20.3 115.6 EPS: GAAP $ 0.01 0.72 Retirement plans(c) 0.10 0.39 Venezuela operations(a) 0.09 0.05 Reorganization and Restructuring(a) 0.03 0.47 Acquisitions and dispositions(a) 0.13 0.37 Deferred tax valuation allowance(b) - 0.29 Income tax rate adjustment(f) 0.04 - Non-GAAP $ 0.40 2.28 Depreciation and Amortization: GAAP $ 32.9 131.6 Venezuela operations(a) (0.2) (0.7) Reorganization and Restructuring(a) - (0.8) Acquisitions and dispositions(a) (0.9) (3.6) Non-GAAP $ 31.8 126.5 Amounts may not add due to rounding. | 27 See [slide 25] for footnote explanations.

2016 Non-GAAP Results Reconciled to GAAP (3 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2016 Q2 Full Year Adjusted EBITDA(e): Net income (loss) attributable to Brink's - GAAP $ 0.3 34.5 Interest expense - GAAP 4.9 20.4 Income tax provision - GAAP 14.5 78.5 Depreciation and amortization - GAAP 32.9 131.6 EBITDA $ 52.6 265.0 Discontinued operations - GAAP - 1.7 Retirement plans(c) 8.1 31.5 Venezuela operations(a) 0.1 (12.3) Reorganization and Restructuring(a) 2.1 30.3 Acquisitions and dispositions(a) 6.5 16.4 Income tax rate adjustment(f) 0.3 - Share-based compensation(d) 2.1 9.5 Adjusted EBITDA $ 71.8 342.1 The outlook for 2019 Non-GAAP Adjusted EBITDA, 2019 Non-GAAP operating profit, 2018 target free cash flows and 2019 target free cash flows cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. The impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items could be significant to our GAAP results and cash flows. The Non-GAAP outlook for 2018, 2019 and 2020 capital expenditures excludes forecasted capital leases and CompuSafe additions for those years. The Non-GAAP outlook for year-end 2018 and year-end 2019 Net Debt does not include any forecasted changes to the June 30, 2018 balance of restricted cash borrowings or certain cash amounts held by Cash Management Services operations. However, it does include forecasted utilization of debt capacity for announced and potential business acquisitions as well as forecasted cash flow impact from closed, announced and potential business acquisitions. (a) See “Other Items Not Allocated To Segments” on slide 26 for details. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. (b) There was a change in judgment resulting in a valuation allowance against certain tax attributes with a limited statutory carryforward period that are no longer more-likely-than-not to be realized due to lower than expected U.S. operating results, certain non-GAAP pre-tax items, and other timing of tax deductions related to executive leadership transition. (c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. (d)There is no difference between GAAP and non-GAAP share-based compensation amounts for the periods presented. (e) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization and non-GAAP share-based compensation. (f) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate is estimated at 36.8% for 2016. Amounts may not add due to rounding | 28

Non-GAAP Reconciliation - Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. A summary of the other items not allocated to segment results is below. Venezuela operations We have excluded from our segment results all of our Venezuela operating results, due to the Venezuelan government's restrictions that have prevented us from repatriating funds. As a result, the Chief Executive Officer, the Company's Chief Operating Decision maker ("CODM"), assesses segment performance and makes resource decisions by segment excluding Venezuela operating results. Reorganization and Restructuring 2016 Restructuring In the fourth quarter of 2016, management implemented restructuring actions across our global business operations and our corporate functions. As a result of these actions, we recognized $18.1 million in related 2016 costs. Executive Leadership and Board of Directors In 2015, we recognized $1.8 million in charges related to Executive Leadership and Board of Directors restructuring actions, which were announced in January 2016. We recognized $4.3 million in charges in 2016 related to the Executive Leadership and Board of Directors restructuring actions. 2015 Restructuring Brink's initiated a restructuring of its business in the third quarter of 2015. We recognized $11.6 million in related 2015 costs and an additional $6.5 million in 2016 related to this restructuring. The actions under this program were substantially completed by the end of 2016, with cumulative pretax charges of approximately $18 million. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2016 Acquisitions and Dispositions - Due to management's decision in the first quarter of 2016 to exit the Republic of Ireland, the prospective impacts of shutting down this operation were included in items not allocated to segments and were excluded from the operating segments effective March 1, 2016. This activity is also excluded from the consolidated non-GAAP results. Beginning May 1, 2016, due to management's decision to also exit Northern Ireland, the results of shutting down these operations were treated similarly to the Republic of Ireland. - Amortization expense for acquisition-related intangible assets was $3.6 million in 2016. - Brink's recognized a $2.0 million loss related to the sale of corporate assets in the second quarter of 2016. | 29

Non-GAAP Reconciliation - Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year Full Year Full Year 2015 2016 2017 Capital expenditures — GAAP 101.1 112.2 174.5 Capital leases — GAAP 18.9 29.4 51.7 Total Property and equipment acquired 120.0 141.6 226.2 Venezuela property and equipment acquired (4.3) (5.0) (4.2) CompuSafe (10.2) (13.1) (37.5) Total property and equipment acquired excluding Venezuela & CompuSafe 105.5 123.5 184.5 Depreciation Depreciation and amortization — GAAP 139.9 131.6 146.6 Amortization of intangible assets (4.2) (3.6) (8.4) Venezuela depreciation (3.9) (0.7) (1.7) Reorganization and Restructuring - (0.8) (2.2) CompuSafe (14.2) (14.9) (15.6) Depreciation and amortization — Non-GAAP (excluding CompuSafe) 117.6 111.6 118.7 Reinvestment Ratio 0.9 1.1 1.6 | 30

Non-GAAP Reconciliation – Cash Flows The Brink’s Company and subsidiaries (In millions) Full Year 2017 Cash flows from operating activities Operating activities - GAAP $ 252.1 Venezuela operations (17.3) (Increase) decrease in certain customer obligations(a) (6.1) Operating activities - non-GAAP $ 228.7 (a) To adjust for the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with GAAP. The purpose of this non-GAAP measure is to report financial information excluding cash flows from Venezuela operations and the impact of cash received and processed in certain of our Cash Management Services operations. We believe this measure is helpful in assessing cash flows from operations, enables period-to-period comparability and is useful in predicting future operating cash flows. This non-GAAP measure should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows. | 31

Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) December 31, December 31, (In millions) 2016 2017 Debt: Short-term borrowings $ 162.8 $ 45.2 Long-term debt 280.4 1,191.5 Total Debt 443.2 1,236.7 Restricted cash borrowings(a) (22.3) (27.0) Total Debt without restricted cash borrowings 420.9 1,209.7 Less: Cash and cash equivalents 183.5 614.3 Amounts held by Cash Management Services operations(b) (9.8) (16.1) Cash and cash equivalents available for general corporate purposes 173.7 598.2 Net Debt $ 247.2 $ 611.5 a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our condensed consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2016 and December 31, 2017. | 32